NUVEEN SMALL CAP VALUE OPPORTUNITIES FUND

SUPPLEMENT DATED AUGUST 27, 2026

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2025

The Board of Trustees of Nuveen Small Cap Value Opportunities Fund (the “Fund”) has approved the following change to the Fund’s non-fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 (“Name Policy”), which is expected to go into effect on October 30, 2026:

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The Fund’s Name Policy to invest, under normal market conditions, at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of small-capitalization companies will change to the following:

Under normal circumstances, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of small-capitalization value companies.

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SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-SCV-0826P